CONDITIONAL STOCK OPTION AGREEMENT
                                      WITH
                                 JANIS R. MONROE

                       CONDITIONAL STOCK OPTION AGREEMENT

     This STOCK OPTION AGREEMENT (the "Agreement"), dated as of May 25, 2000, is made by and between Janis R. Monroe ("Optionor") and Triad Innovations, Inc. ("Optionee").

     In consideration of ten dollars and no/100ths and other good and valuable consideration Optionors hereby grant to the Optionee, its successors and assigns, the right to purchase and receive from Optionors up to an aggregate of 1,000,000 shares (the "Shares") of common stock of Triad Innovations, Inc., a Nevada corporation, or its successors, on the terms herein provided (the "Option").

     In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of defining the terms and provisions of this Agreement and the Option hereby granted, Optionors and Optionee hereby agree as follows:

     1. TERMS OF EXERCISE. The Option granted herein may be exercised by Optionee in whole or in part at any time or times. Optionee may exercise the Option from time to time by delivering to Escrow Agent the amounts set forth in 2 below net to Optionors (pro rata) for each Share (the "Exercise Price") for which Optionee is exercising the Option. Payments shall be made to Optionors by cashiers check. Upon receipt by Escrow Agent of Optionee's payment, Optionor shall transfer the number of Shares so purchased upon the exercise of the Option.

     2. CONDITIONS PRECEDENT TO EXERCISE OF OPTIONS

         Optionor has been issued 1,000,000 restricted shares of common stock which is elected as Section 83 stock under the Internal Revenue Code at a fair market value of $.10 per share.

         In the event of voluntary termination of employment by Optionor, the Optionee may repurchase certain shares on 30 days written notice at $.01 under the following schedule:

         If Optionor has failed to achieve or complete any goal listed below, the Optionee may repurchase the listed shares for such goal item upon written notice but not later than 60 days after termination.

GOALS                                                                                   SHARES
-----                                                                                   ------
Form 10                                                                                 40,000
Patent applications currently in process                                                40,000
Business plan completion 2000                                                           40,000
Audit completion 1999                                                                   40,000
         A stock price reaching $3.00 for a period of 90 consecutive days               100,000
         A stock price reaching $5.00 for any period of 90 consecutive days             100,000
Signing of the Gulf Tex deal or other deal                                              40,000
First 12-month period  a break even with budget as agreed to by the board
    is  met.                                                                            250,000
If $1M gross revenue generation as defined by GAAP is  achieved                         250,000

100,000 shares of such shares shall be exempt from repurchase option

     3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF OPTIONORS. Optionors hereby represent and warrant, as of the date of this Agreement and as of each date upon which Optionee exercises the Option, as follows:

         a) None of the representations or warranties made by Optionors contains any untrue statement of material fact, or omits to state any material fact necessary to make the statements made, in the light of the circumstances under which they were made, not misleading.

         b) Optionors own all right, title, and interest to the Shares, and the Shares are and will be free and clear of any and all liens, claims, and encumbrances of any kind or nature.

     4. In the event of any dividends or forward splits during the option period, Optionors agree that Optionee shall have the entire benefit of any such dividend or forward splits.

     5. NOTICES. Any notice pursuant to this Agreement by Optionors or Optionee shall be in writing and shall be deemed to have been duly given if delivered personally with written receipt acknowledged or mailed by certified mail five days after mailing, return receipt requested:

                  If to Optionee:           Mike Littman
                                            Legal Representative
                                            7609 Ralston
                                            Arvada, CO  80002

                  If to Optionor:           Janis R. Monroe
                                            2313 Sierra Heights
                                            Las Vegas, NV 89134

     Any party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

     6. All the covenants and provisions of this Agreement by or for the benefit of Optionee or Optionors shall bind and inure to the benefit of their respective successors and assigns hereunder.

     7. APPLICABLE LAW. This Agreement shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be construed in accordance with the laws of said State.

     8. CONSTRUCTION OF TERMS:

               a. Death of Optionor shall not be deemed a termination of employment for purposes of this agreement

               b. Termination of Employment covered herein shall be voluntary termination only.

     9. In the event legal action is necessary to enforce this Agreement, the prevailing party shall be entitled to an award of all its reasonable attorney's fees and costs incurred in connection with enforcement of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.

OPTIONEE:                                            OPTIONOR:
--------                                             --------

                                                     /s/Janis R. Monroe
-------------------------                            ---------------------------
TRIAD INNOVATIONS, INC.                              Janis R. Monroe

                       CONDITIONAL STOCK OPTION AGREEMENT
                                      WITH
                               ROSEMARY ALBRECHT

                       CONDITIONAL STOCK OPTION AGREEMENT

         This STOCK  OPTION  AGREEMENT  (the  "Agreement"),  dated as of May 24,
2000,  is  made  by  and  between  Rosemary  Albrecht   ("Optionor")  and  Triad
Innovations, Inc. ("Optionee").

         In consideration of ten dollars and no/100ths and other good and valuable consideration Optionors hereby grant to the Optionee, its successors and assigns, the right to purchase and receive from Optionors up to an aggregate of 250,000 shares (the "Shares") of common stock of Triad Innovations, Inc., a Nevada corporation, or its successors, on the terms herein provided (the "Option").

         In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of defining the terms and provisions of this Agreement and the Option hereby granted, Optionors and Optionee hereby agree as follows:

         1. TERMS OF EXERCISE. The Option granted herein may be exercised by Optionee in whole or in part at any time or times. Optionee may exercise the Option from time to time by delivering to Escrow Agent the amounts set forth in 2 below net to Optionors (pro rata) for each Share (the "Exercise Price") for which Optionee is exercising the Option. Payments shall be made to Optionors by cashiers check. Upon receipt by Escrow Agent of Optionee's payment, Optionor shall transfer the number of Shares so purchased upon the exercise of the Option.

         2.       CONDITIONS PRECEDENT TO EXERCISE OF OPTIONS

         Optionor has been issued 250,000 restricted shares of common stock which is elected as Section 83 stock under the Internal Revenue Code at a fair market value of $.10 per share.

         In the event of voluntary termination of employment by Optionor, the Optionee may repurchase certain shares on 30 days written notice at $.01 under the following schedule:

         If Optionor has failed to achieve or complete any goal listed below, the Optionee may repurchase the listed shares for such goal item upon written notice but not later than 60 days after termination.

GOALS                                                                                   SHARES
-----                                                                                   ------
Form 10                                                                                 10,000
Patent applications currently in process                                                10,000
Business plan completion 2000                                                           10,000
Audit completion 1999                                                                   10,000
         A stock price reaching $3.00 for a period of 90 consecutive days               25,000
         A stock price reaching $5.00 for any period of 90 consecutive days             25,000
Signing of the Gulf Tex deal or other deal                                              10,000
First 12-month period  a break even with budget as agreed to by the board
    is met.                                                                             62,500
If $1M gross revenue generation as defined by GAAP is achieved                          62,500

25,000 shares of such shares shall be exempt from repurchase option


     3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF OPTIONORS. Optionors hereby represent and warrant, as of the date of this Agreement and as of each date upon which Optionee exercises the Option, as follows:

         a) None of the representations or warranties made by Optionors contains any untrue statement of material fact, or omits to state any material fact necessary to make the statements made, in the light of the circumstances under which they were made, not misleading.

         b) Optionors own all right, title, and interest to the Shares, and the Shares are and will be free and clear of any and all liens, claims, and encumbrances of any kind or nature.

     4. In the event of any dividends or forward splits during the option period, Optionors agree that Optionee shall have the entire benefit of any such dividend or forward splits.

     5. NOTICES. Any notice pursuant to this Agreement by Optionors or Optionee shall be in writing and shall be deemed to have been duly given if delivered personally with written receipt acknowledged or mailed by certified mail five days after mailing, return receipt requested:

                 If to Optionee:            Mike Littman
                                            Legal Representative
                                            7609 Ralston
                                            Arvada, CO  80002

                  If to Optionor:           Rosemary Albrecht
                                            2616 Hope Forest
                                            Las Vegas, NV 89134

     Any party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

     6. All the covenants and provisions of this Agreement by or for the benefit of Optionee or Optionors shall bind and inure to the benefit of their respective successors and assigns hereunder.

     7. APPLICABLE LAW. This Agreement shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be construed in accordance with the laws of said State.

     8. CONSTRUCTION OF TERMS:

                    a. Death of Optionor shall not be deemed a termination of employment for purposes of this agreement

                    b. Termination of Employment covered herein shall be voluntary termination only.

     9. In the event legal action is necessary to enforce this Agreement, the prevailing party shall be entitled to an award of all its reasonable attorney's fees and costs incurred in connection with enforcement of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.

OPTIONEE:                                            OPTIONOR:
--------                                             --------

                                                     /s/Rosemary Albrecht
-------------------------                            ---------------------------
TRIAD INNOVATIONS, INC.                              Rosemary Albrecht








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